HeaderA will print on Pages 2-.








FooterA will print on pages 2-.


                             1

  11127996
         *** Do not delete this Comment Box or the codes above it
***               Text  should begin immediately below this  line
AMENDMENT NO. 1 TO THE INTERCREDITOR AGREEMENT

           AMENDMENT NO. 1, dated as of April 21, 1995, to the Intercreditor Agreement, dated as of March 4, 1992 (the "Intercreditor Agreement"), among National Bank of Canada ("NBC"), as Credit Agreement Agent under the Current Credit Agreement, United States Trust Company of New York, as Trustee under the Senior Note Indenture ("U.S. Trust") and such other persons as may become parties to the Intercreditor Agreement as provided therein. All capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Intercreditor Agreement.


                          RECITALS

           WHEREAS, Homeland Stores, Inc., a Delaware corporation (the "Company"), Union Bank of Switzerland, New
  York Branch ("UBS"), and certain lenders and financial institutions have heretofore entered into the Current Credit
  Agreement pursuant to which the Company has granted a security interest in certain assets of the Company;

           WHEREAS, the Current Credit Agreement has been amended and restated, pursuant to which, among other things, NBC has replaced UBS as Credit Agreement Agent;

           WHEREAS, the Company, Homeland Holding
  Corporation, a Delaware corporation ("Holding"), and the Trustee have heretofore entered into the Senior Note
  Indenture and a related security agreement pursuant to which the Company and Holding have granted security interests in certain of their respective assets;

           WHEREAS, holders of majority in principal amount of the securities issued pursuant to the Senior Note Indenture then outstanding (other than such securities owned by the Company or any of its affiliates) have consented to the amendments to the Intercreditor Agreement set forth herein; and

           WHEREAS, pursuant to Section 7 of the
  Intercreditor Agreement, the Parties wish to enter into this Amendment No. 1 in order to effect certain amendments to the Intercreditor Agreement.

           NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

           Section 1.  Amendment to Section 2(b) of the
  Intercreditor Agreement.  Section 2(b) of the Intercreditor
  Agreement is amended to read in its entirety as follows:

           "(b) Notwithstanding any other provision of any Security Document, until the Senior
          Note Indenture has been discharged or
          satisfied, any and all amounts actually
          received by the Credit Agreement Agent or lender under any Credit Agreement (i) in connection with the enforcement of any Security Document relating to Joint
          Collateral or (ii) in connection with a
          distribution in a bankruptcy, insolvency or similar proceeding, constituting the proceeds of any collection, sale or other disposition thereof, shall be transmitted by such Party to the Trustee for the benefit of the holders of the Senior Notes."

           Section 2.  Ratification.  The Intercreditor
  Agreement, as amended by this Amendment No. 1, is hereby in all respects ratified and confirmed.

           Section 3.  Governing Law.  This Amendment No. 1
  shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.

           Section 4. Trust Indenture Act. To the extent applicable, if any provision of this Amendment No. 1 limits, qualifies or conflicts with the duties imposed by the Trustee by the Trust Indenture Act of 1939, as amended (the "TIA"), the TIA shall control. Any action required to be taken in order to comply with the TIA shall be taken by the Trustee.

           Section 5.  Counterparts.  This Amendment No. 1
  may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.
           IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above written.


                          NATIONAL BANK OF CANADA, as Agent
  under the Current Credit
  Agreement



                          By:   /s/ Larry L. Sears
                               Larry L. Sears
                               Group Vice President



                                                   By:   /s/
                                   David Schreiber
                               David Schreiber
                               Assistant Vice President


                          UNITED STATES TRUST COMPANY OF NEW
  YORK, as Trustee under the Senior
  Note Indenture



                          By:   /s/ Robert E. Patterson, III
                               Robert E. Patterson, III
                               Assistant Vice President